Fees Summary	Oct. 04, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 49,335,000.00
Previously Paid Amount	0.00
Total Fee Amount	4,292.15
Total Offset Amount	4,292.15
Net Fee	$ 0.00